UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

(Amendment No.     )

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BERING EXPLORATION, INC.
(Name of Registrant As Specified In Its Charter)

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INFORMATION STATEMENT
Relating to Notice of Written Consent of Shareholders
in Lieu of a Special Meeting of Shareholders

Bering Exploration, Inc.
710 N. Post Oak Road, Suite 410
Houston, Texas 77024
(713) 780-0806

April 18, 2013

To Our Shareholders:

The purpose of this Notice is to inform you that shareholders owning a majority of the outstanding shares of the common stock, par value $.001, of Bering Exploration, Inc. have approved the following actions by written consent in lieu of a special meeting:

(1)	the adoption of our 2013 Stock Option Plan;

The record date for the determination of shareholders entitled to receive notice on the preceding items was February 28, 2013.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions taken pursuant to the referenced shareholder consent will not be effected until a date at least 20 days after the date on which this Information Statement has been mailed to our shareholders.  We anticipate that the actions contemplated herein will be effected on or about the close of business on May 1, 2013.

We have asked or will ask brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of our common stock held of record by such persons.

WE ARE NOT ASKING FOR YOUR PROXY.  Because the written consent of shareholders satisfies any applicable shareholder voting requirement of the Nevada Revised Statutes, our Amended and Restated Articles of Incorporation, as amended, and Bylaws, we are not asking for a proxy and you are not requested to send one.

The accompanying Information Statement is for information purposes.  Please read the accompanying Information Statement carefully.

By Order of the Board of Directors,

/s/ J. Leonard Ivins
J. Leonard Ivins
President

This Information Statement Is Being Provided to You By the Board of Directors of the Company.
We Are Not Asking You for a Proxy, and You Are Requested Not to Send Us a Proxy.

Information Statement pursuant to Section 14c of the Securities Exchange
Act of 1934 and Rule 14c-1 et seq and Notice of Actions
Taken by Written Consent of the Shareholders

As used in this Information Statement, “we”, “us”, “our”, “Company”
and “Bering” refer to Bering Exploration, Inc.

Approximate Date of Mailing: April 18, 2013

INTRODUCTION

In accordance with the provisions of Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-1 promulgated thereunder, this Information Statement is first being furnished on or about April 18, 2013, to the holders of record as of the close of business on February 28, 2013 (the “Record Date”) of shares of common stock, $.001 par value per share (the “Common Stock”), of Bering Exploration, Inc., a Nevada corporation.  This Information Statement is to notify such shareholders that, on February 28, 2013, we received the written consent in lieu of a meeting of shareholders from holders of a majority of our Common Stock (the “Majority Shareholders”), representing in excess of 51% of the outstanding shares of our Common Stock, approving the following:

(1)	the adoption of our 2013 Stock Option Plan (the “2013 Plan”).

Our Board of Directors knows of no other matters other than those described in this Information Statement that have been recently approved or considered by the holders of a majority of the shares of our Common Stock.

A copy of the 2013 Plan is attached hereto as Exhibit “A”.

This Information Statement is first being mailed or furnished to our shareholders on or about April 18, 2013.

General

We will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of our Common Stock.

We will only deliver one Information Statement to multiple shareholders sharing an address, unless we have received contrary instruction from one or more of the shareholders.  Upon written or oral request, we will promptly deliver a second copy of this Information Statement and any future annual reports and information statements to any shareholder to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any shareholder or shareholders sharing an address to which multiple copies are now delivered. You should direct any requests to the following address: Bering Exploration, Inc., Attention: Investor Relations, 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

Dissenter’s Rights

Neither Nevada law nor our Amended and Restated Articles of Incorporation, as amended, and Bylaws, provide our shareholders with dissenters’ rights in connection with any of the matters contained in this Information Statement.

DESCRIPTION OF SHAREHOLDER MATTERS

Item No. 1 – 2013 Stock Option Plan

Our Board of Directors and the Majority Shareholders have approved the 2013 Plan.  A copy of the 2013 Plan is attached hereto as Exhibit “A”.

Background Information

On February 28, 2013, the Board of Directors adopted, and holders of 51.5% of our common stock approved by written consent, the 2013 Stock Option Plan (the “2013 Plan”) under which 4,000,000 shares were reserved for issuance.  The purpose of the 2013 Plan is intended to advance the best interests of the Company, its affiliates and stockholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.  The following is a summary of the 2013 Plan which is qualified in its entirety by the 2013 Plan.  Terms not otherwise defined in the summary below shall have the meaning ascribed to them in the 2013 Plan.

Purpose

The purpose of the 2013 Plan is to foster and promote the financial success of the Company and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the Company.  The Company relies on equity incentives in the form of stock option grants in order to attract and retain key employees and believes that such equity incentives are necessary for it to remain competitive in the marketplace for executive talent and other key employees.

Eligibility

The 2013 Plan is open to key employees, officers, directors, and consultants of the Company and its affiliates (“Eligible Persons”).

Administration

The 2013 Plan is administered by the Company’s Compensation Committee or if there is no Compensation Committee by the entire board of directors.  The address at which members of the Compensation Committee may be contacted is as follows: Compensation Committee, Bering Exploration, Inc., 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.

The Compensation Committee may prescribe, amend and rescind rules and regulations for administration of the 2013 Plan and will have full power and authority to construe and interpret the 2013 Plan.  Taking into consideration each employee’s contribution to the success of the Company and other considerations, the Compensation Committee will have the full and exclusive right to grant all options and stock appreciation rights (SARs) and to make all awards under the 2013 Plan, and to cause the issuance of shares of Common Stock pursuant to such grants and awards.  The Compensation Committee shall also have the authority to consult with and receive recommendations from officers and other employees of the Company and its subsidiaries with regard to these matters.

Options and Stock Appreciation Rights

The Company may grant incentive or nonqualified stock options.

Option price.  The exercise price of incentive options shall not be less than the greater of: (a) 100% of the fair market value of the shares of stock on the date the option is granted or (b) the aggregate par value of the shares of stock on the date the option is granted.  The Compensation Committee in its discretion may provide that the price at which shares of stock may be purchased under an incentive option shall be more than 100% of fair market value.  In the case of any 10% Stockholder, the price at which shares of stock may be purchased under an incentive option shall not be less than 110% of the fair market value of the stock on the date the Incentive option is granted.  A “10% Stockholder” means an individual who, at the time the option is granted, owns shares of common stock possessing more than 10% of total combined voting power of all classes of stock of the Company or any affiliate.  The price at which shares of stock may be purchased under a nonqualified option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of stock on the date the option is granted.

Duration.  No option or SAR may be exercisable after the period of 10 years.  In the case of a 10% Stockholder, no incentive option may be exercisable after the expiration of five years.

Amount exercisable-incentive options.  Each option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the option agreement, as long as the option is valid and outstanding.  To the extent that the aggregate fair market value (determined as of the time an incentive option is granted) of the stock with respect to which incentive options first become exercisable by the optionee during any calendar year (under the 2013 Plan and any other incentive stock option plan(s) of the Company or any affiliate) exceeds $100,000, the portion in excess of $100,000 of the incentive option shall be treated as a nonqualified option.  In making this determination, incentive options shall be taken into account in the order in which they were granted.

Exercise of Options.  Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of stock with respect to which the Option is to be exercised, together with: (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares; (b) stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee); (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee); (d) an election to have shares of stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

SARs. SARs may, at the discretion of the Compensation Committee, be included in each option granted under the 2013 Plan to permit the holder of an option to surrender that option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Compensation Committee, an amount equal to the excess of the fair market value of the stock covered by the option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the stock.  In the event of the surrender of an option, or a portion of it, to exercise the SAR, the shares represented by the option or that part of it which is surrendered, shall not be available for reissuance under the 2013 Plan.  Each SAR issued in tandem with an option (a) will expire not later than the expiration of the underlying option, (b) may be for no more than 100% of the difference between the exercise price of the underlying option and the fair market value of a share of stock at the time the SAR is exercised, (c) is transferable only when the underlying option is transferable, and under the same conditions, and (d) may be exercised only when the underlying option is eligible to be exercised.  If granted as a stand-alone SAR award, the terms of the award shall be provided in a SAR agreement.

Termination of Options or SARs

Unless expressly provided in the option or SAR agreement, options or SARs shall terminate three months after an employee’s severance of employment with the Company, with or without cause, other than by death, disability or retirement.

Death.  Unless it is expressly provided otherwise in the option or SAR agreement, the option or SAR may be exercised until the earlier of the option’s or SAR’s expiration date or six months following the date of his death.

Disability.  Unless it is expressly provided otherwise in the option or SAR agreement, if, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability.

Retirement.  Unless it is expressly provided otherwise in the option or SAR agreement before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or three months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

Reload Options

The Board of Directors or Compensation Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further option (a “Reload Option”) in the event the Eligible Person exercises the option evidenced by the option Agreement, in whole or in part, by surrendering other shares of stock in accordance with the 2013 Plan and the terms and conditions of the option agreement.  Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option.   Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an incentive option or a nonqualified option, as the Board of Directors or Compensation Committee may designate at the time of the grant of the original option; provided, however, that the designation of any Reload Option as an incentive option shall be subject to the provisions of the Internal Revenue Code of 1986, as amended. There shall be no Reload Options on a Reload Option.  Any such Reload Option shall be subject to the availability of sufficient shares under the 2013 Plan and shall be subject to such other terms and conditions as the Board of Directors or Compensation Committee may determine which are not inconsistent with the express provisions of the 2013 Plan regarding the terms of options.

Stock Awards

The Compensation Committee may issue shares of stock to an Eligible Person subject to the terms of a restricted stock agreement.  The restricted stock may be issued for no payment by the Eligible Person or for payment below the fair market value on the date of grant.  Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement.  The Compensation Committee shall determine the period of vesting, the number of shares, the price (if any) of stock included in a restricted stock award, and the other terms and provisions which are included in a restricted stock agreement.

The Compensation Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated Eligible Persons for services rendered to the Company. The Stock may be awarded at, above or below the Fair Market Value on the date of grant.  The designation of a stock award shall be made by the Compensation Committee in writing at any time after such Eligible Person has provided value to the Company (or within such period as permitted by IRS regulations).  The Compensation Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

Performance Stock Awards

The Compensation Committee may award shares of stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Compensation Committee are satisfied.  The terms and provision relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder.  The designation of an employee eligible for a specific performance stock award shall be made by the Compensation Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).

Additionally, the Compensation Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated Eligible Persons for services rendered to the Company. The designation of a Stock Award shall be made by the Compensation Committee in writing at any time after such Eligible Person has provided value to the Company (or within such period as permitted by IRS regulations).  The Committee reserves the right to make adjustments in the maximum amount of an Award.

Transferability

The grants are not transferable.

Amendment or Termination of the 2013 Plan

The Board may amend, terminate or suspend the 2013 Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the 2013 Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the 2013 Plan, (b) materially modify the requirements as to eligibility for participation in the 2013 Plan, or (c) otherwise materially increase the benefits accruing to participants under the 2013 Plan, shall be made without the approval of the Company’s stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be issued under incentive options, (b) change the class of employees eligible to receive incentive options, or (c) decrease the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the stockholders.  Subject to the preceding sentence, the Board shall have the power to make any changes in the 2013 Plan and in the regulations and administrative provisions under it or in any outstanding incentive option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any incentive option granted under the 2013 Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

Changes in the Company’s Capital Structure

The 2013 Plan will not affect the right of the Company to authorize adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure.  In the event of an adjustment, recapitalization or reorganization, the award shall be adjusted accordingly.  In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option.  The Board may waive any limitations imposed under the 2013 Plan so that all options are immediately exercisable.  All outstanding options may be canceled by the Board upon written notice to the Eligible Person and by granting a period in which the options may be exercised.

The 2013 Plan will not affect the right of the Company to authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.  If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of stock subject to outstanding options under the 2013 Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of stock then reserved to be issued under the 2013 Plan shall be adjusted by substituting for the total number and class of shares of stock then reserved, that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of stock as the result of the event requiring the adjustment.

If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under the 2013 Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i)           Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised options shall not accelerate if and to the extent such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation.  Whether or not any unexercised option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction.  The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised option, and its determination shall be conclusive and binding.  The unexercised option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii)           All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an option and (ii) each holder of an option shall have the right to exercise that option in full (without regard to any limitations set out in or imposed under the 2013 Plan or the option agreement granting that option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding options may not be exercised in full under applicable securities laws without registration of the shares of stock issuable on exercise of the options, the Board of Directors may limit the exercise of the options to the number of shares of stock, if any, as may be issued without registration.  The method of choosing which options may be exercised, and the number of shares of stock for which options may be exercised, shall be solely within the discretion of the Board of Directors.

After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his restricted stock and shares earned under a performance stock award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.

In the event of a Corporate Transaction, the Committee will make similar adjustments, as appropriate, in outstanding SARs.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of stock then subject to outstanding awards.

Applicability of ERISA; Tax Qualification

The 2013 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, and is not qualified under Section 401(a) of the Internal Revenue Code.

Information Regarding Options Granted

Grants and awards under the 2013 Plan, which may be made to Company executive officers, directors and other employees are not presently determinable.  Such grants and awards will be made at the discretion of the Compensation Committee or the board of directors in accordance with the compensation policies of the Compensation Committee.  No grants have been made from the 2013 Plan.

Vote Required

The Company has obtained approval to adopt the 2013 Stock Option Plan through the written consent of its board of directors and is Majority Shareholders.  Therefore, a special meeting of the will not take place for this purpose.

Timing of the Adoption of the Plan

The adoption of the Plan will become effective no earlier than 20 calendar days after the mailing of this Information Statement to our stockholders.

OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

As of the Record Date, 19,207,414 shares of our Common Stock were issued and outstanding.  No shares of preferred stock have been issued or are outstanding.  Each share of common stock entitles the holder to one vote on each matter that may come before a meeting of our shareholders.

On February 28, 2013, our Board or Directors approved the 2013 Plan.  Eleven shareholders holding an aggregate of 9,893,476 shares, or 51.5%, approved this action.

Since the adoption of the 2013 Plan has been approved by holders of the required majority of Common Stock, no proxies are being solicited with this Information Statement.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 28, 2013, information regarding beneficial ownership of our capital stock by (i) each person, or group of affiliated persons, known by us to be the beneficial owner of more than five percent of any class of our voting securities; (ii) each of our directors; (iii) each of the named executive officers; and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the SEC, based on voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock underlying options and warrants held by that person are deemed to be outstanding if the options or warrants are exercisable within 60 days of the date hereof.

All percentages in the following table are based on a total of 19,207,414 shares of common stock outstanding on the Record Date.  Except as indicated in the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.  A person is deemed to be the beneficial owner of securities that can be acquired by such person within sixty (60) days from February 28, 2013, and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares.

Name and Address of Beneficial Owner (1)	Number of Shares	Percentage of
	Owned	Class (2)
J. Leonard Ivins *	5,102,426	26.6%
Steven N. Plumb * (3)	2,162,516	11.3%
Kevan Casey (4)	1,347,993	7.0%
Jerry Walters (5)	1,450,000	7.2%
Total of all Officers and Directors (2 persons)	7,264,942	37.8%

*	Officer and Director.
(1)	Unless otherwise indicated, the mailing address of the beneficial owner is Bering Exploration, Inc., 710 N. Post Oak Road, Suite 410, Houston, Texas 77024.
(2)
The percentage of beneficial ownership of Common Stock is based on 19,207,414 shares of Common Stock outstanding as of February 28, 2013 and excludes all shares of Common Stock issuable upon the exercise of outstanding options, other than the shares of Common Stock issuable upon the exercise of options or warrants to purchase Common Stock held by the named person to the extent such options or warrants are exercisable within 60 days of February 28, 2013 and the total outstanding shares used to calculate each beneficial owner’s percentage includes such shares, although such shares are not taken into account in the calculations of the total number of shares or percentage of outstanding shares.

(3)
VASHB Group, LLC, a limited liability company of which Steven M. Plumb owns a minority interest, owns 117,064 shares.  Mr. Plumb is not an officer, director or manager of VASHB Group, LLC, and he disclaims any beneficial interest in the shares owned by VASHB Group, LLC. In addition, Mr. Plumb directly owns 2,045,452 shares of the Company’s common stock.

(4)
The business address of Kevan Casey is PO Box 27949, Houston, Texas 77227-7949. Mr. Casey owns 3,374 shares directly and the following shares indirectly: 114,000 shares are held by Silver Star Holdings, Ltd., of which Mr. Casey is the managing partner, 117,079 shares are held by KM Casey No 1, Ltd, of which Mr. Casey is the managing partner, and 1,113,540 shares are held by Jinsun, LLC, of which Mr. Casey is the sole member.

(5)
Jerry Walters directly owns 650,000 shares of the Company’s common stock and is the beneficial owner of an option to purchase 800,000 shares of the Company’s common stock, exercisable within 60 days of February 28, 2013.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth our current officers and directors.

Name	Age	Position

J. Leonard Ivins	72	Chief Executive Officer and Director
Steven M. Plumb, CPA	53	Chief Financial Officer

J. Leonard Ivins. Mr. Ivins was appointed Chief Executive Officer in August 2013. He has served as the Company’s Chairman of the Board of Directors since March 2013. He previously served as the Company’s Chief Executive Officer and a director from May 2007 to March 2013. He has also served as the Chief Executive Officer for the Company’s wholly-owned subsidiary from December 2007 to March 2013 and from August 2013 to the present. Since 1995, he has been a private investor. Previously, Mr. Ivins was a founder and co-owner of a privately held company that was an FDIC and RTC contractor. From 1979 to 1981, Mr. Ivins was a turnaround and workout consultant to small, publicly held oil and gas companies. From 1970 to 1975, Mr. Ivins was president of The Woodlands Development Corporation and a director of Mitchell Energy and Development Corp.

Steven M. Plumb, CPA.  Steven M. Plumb, CPA is a financial manager and senior executive experienced in operations, finance and marketing. He has Big 4 CPA experience, a background in IT, biotech, oil and gas, medical and utility companies. Mr. Plumb was appointed the Chief Financial Officer of the Company in July 2011. In March 2013, Mr. Plumb was appointed the Secretary of the Company. From September 2010 to June 2011, Mr. Plumb served as the Chief Financial Officer of Galaxy Media & Marketing Corp (Galaxy) and from January 2011 to June 2011 he also served as a member of the board of directors and chair of the board of directors of Galaxy.  From September 2009 to April 2013, Mr. Plumb served as the Chief Financial Officer of ADB International Group, Inc. (ADBI.PK) and from June 2010 to April 2013, he also served on the board of directors of ADBI.  From March 2008 to October 2009, Mr. Plumb served as the Chief Financial Officer of Oncolin Therapeutics, Inc. (OCOL.OB) and Striker Oil & Gas, Inc. (SOIS.OB).  Mr. Plumb served as the Chief Financial Officer of HoustonPharma, Inc. from September 2006 to July 2008.  Mr. Plumb served as the Chief Financial Officer of Hyperdynamics Corp. (AMEX.HDY) November 2005 to June 2008 and as the Chief Financial Officer of ADVENTRX Pharmaceuticals, Inc. (AMEX:ANX) from January 2003 to December 2004.   Since 2001, he has served as the owner and president of Clear Financial Solutions, Inc., a consulting firm that provides interim CFO services to small public companies.  In this capacity he has prepared SEC filings, managed investor relations, raised capital, conducted mergers and acquisition activities, developed successful offering memorandum, registration statements and investor presentations.  Mr. Plumb has a Bachelor of Business Administration degree from the University of Texas at Austin, Texas.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth, for the years indicated, all compensation paid, distributed or accrued for services, including salary and bonus amounts, rendered in all capacities by our Chief Executive Officer and all other executive officers who received or are entitled to receive remuneration in excess of $100,000 during the years ended March 31, 2010, 2011 and 2013.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Other Compensation ($)(2)	Total ($)
Frederick Huttner, Jr. Chief Executive Officer (1)	2013	-	-	-	-	-
	2012	-	-	-	440,739	440,739

J. Leonard Ivins Chief Executive Officer	2013	144,000	-	-	-	144,000
	2011	-	40,000	-	-	40,000

Steven M. Plumb (3)	2013	60,000	-	-	-	60,000
Chief Financial Officer	2012	60,000	-	-	-	60,000

(1)	Mr. Huttner resigned from his position on July 29, 2012.
(2)
Other compensation consists of a five year warrant to purchase 1,300,000 shares of common stock granted to Mr. Huttner in December 2011 and exercisable at $1.00 per share.  In May 2012, the warrant was cancelled and the Company granted to Mr. Huttner a five year stock option to purchase 1,300,000 shares of common stock at $0.10 per share.  The options vested 50% on grant and 50% on January 1, 2013.  The option expired upon Mr. Huttner’s resignation on July 29, 2012.

(3)
The Company has retained Clear Financial Solutions, Inc., a consulting firm owned by Mr. Plumb, to provide interim chief financial officer services at the rate of $5,000 per month.   Mr. Plumb’s services were retained in December 2010.

Outstanding Equity Awards at Fiscal Year End Table

There are no outstanding equity awards with respect to our named executive officers as of March 31, 2013.

Employment Contracts and Termination of Employment and Change-in-Control Agreements

The Company currently has no employment agreements in effect.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers serves on the board of directors or compensation committee of a company that has an executive officer that serves on the Company’s board of directors or Compensation Committee.  No member of the Company’s Board of Directors is an executive officer of a company in which one of the Company’s executive officers serves as a member of the board of directors or compensation committee of that company.

Director Compensation

No directors received any fees for their services in such capacity during the fiscal years ended March 31, 2013 or 2012.

NO SOLICITATION OF PROXIES

This Information Statement is furnished to shareholders pursuant to the requirements of Section 14(c) under the Exchange Act to report action taken by written consent of the Majority Shareholders. No action is required upon the part of any other shareholder, and no proxy is being solicited. We are bearing the costs associated with this Information Statement.

COPIES OF OUR ANNUAL REPORT FOR THE FISCAL YEAR ENDED MARCH 31, 2013, ON FORM 10-K ARE AVAILABLE TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: BERING EXPLORATION, INC., 710 N. POST OAK ROAD, SUITE 410, HOUSTON, TEXAS 77024, ATTENTION: INVESTOR RELATIONS.

BERING EXPLORATION, INC. By: /s/ J. Leonard Ivins J. Leonard Ivins Chief Executive Officer

Exhibit “A”

2013 Stock Option Plan

Bering Exploration, Inc.
2013 Stock Option Plan

ARTICLE I - PLAN

1.1 Purpose. This Plan is a plan for key employees, officers, directors, and consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

1.2  Rule 16b-3 Plan. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time, as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

1.3  Effective Date of Plan. The Plan has been adopted by a vote of the Board of Directors and by written consent of holders of more than 50% of our Stock, and shall be effective, on February 28, 2013 (the “Effective Date”), provided that no action shall be taken pursuant to the Plan until twenty days following the mailing to the Company’s stockholders of an Information Statement describing the actions of the majority stockholders in approving the Plan in accordance with Regulation 14C under the 1934 Act. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.

ARTICLE II - DEFINITIONS

The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

2.1  “Affiliate” means any subsidiary corporation. The term “subsidiary corporation” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.2  “Award” means each of the following granted under this Plan: Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

2.3  “Board of Directors” means the board of directors of the Company.

2.4  “Code” means the Internal Revenue Code of 1986, as amended.

2.5  “Committee” means the Compensation Committee of the Board of Directors, or if no Compensation Committee has been formed, then it shall mean the entire Board of Directors. It is intended that the Committee shall be comprised solely of at least two members who are both Non-Employee Directors and Outside Directors; provided, however, that until such time as two such directors are available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this Plan.

2.6  “Company” means Bering Exploration, Inc., a Nevada corporation.

2.7  “Consultant” means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

2.8  “Eligible Persons” shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) Employees and all other key personnel, including officers and directors, of the Company or Affiliate, or (ii) Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

2.9  “Employee” means a person employed by the Company or any Affiliate to whom an Award is granted.

2.10  “Fair Market Value” of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the Nasdaq; or (c) if the Stock is not listed on the Nasdaq, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to (x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

2.11  “Incentive Option” means an option to purchase Stock granted under this Plan which is designated as an “Incentive Option” and satisfies the requirements of Section 422 of the Code.

2.12  “Non-Employee Directors” means that term as defined in Rule 16b-3 under the 1934 Act.

2.13  “Nonqualified Option” means an option to purchase Stock granted under this Plan other than an Incentive Option.

2.14  “Option” means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

2.15  “Option Agreement” means the written agreement by and between the Company and an Eligible Person, which sets out the terms of an Option.

2.16  “Outside Director” shall mean a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

2.17  “Plan” means the Bering Exploration, Inc. 2013 Stock Option Plan, as set out in this document and as it may be amended from time to time.

2.18  “Plan Year” means the Company’s fiscal year.

2.19  “Performance Stock Award” means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VII.

2.20  “Restricted Stock” means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

2.21  “Restricted Stock Agreement” means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

2.22  “Restricted Stock Award” means an Award of Restricted Stock.

2.23  “Restricted Stock Purchase Price” means the purchase price, if any, per share of Restricted Stock subject to an Award. The Committee shall determine the Restricted Stock Purchase Price. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

2.24  “Stock” means the common stock of the Company, $.001 par value, or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

2.25  “Stock Appreciation Right” and “SAR” means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

2.26  “10% Stockholder” means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

ARTICLE III - ELIGIBILITY

The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights, or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Non-Employee Director or Outside Director. The Board of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

                 4.1  Authority to Grant Awards. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates, as it shall from time to time determine, Awards under the terms and conditions of this Plan. The Committee shall determine subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person.

                 4.2  Dedicated Shares. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 4,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

                 4.3  Non-transferability. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder), and shall be exercisable, during the Eligible Person’s lifetime, only by him or a transferee permitted by this Section 4. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

                 4.4  Requirements of Law. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

                 4.5  Changes in the Company’s Capital Structure.

(a)  The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

(b)  If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan (each of the foregoing referred to as a “Corporate Transaction”):

(i) Subject to the provisions of clause (ii) below, in the event of such a Corporate Transaction, any unexercised Options shall automatically accelerate so that they shall, immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided, however, that any unexercised Options shall not accelerate if and to the extent such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof (the “Successor Corporation”) or to be replaced with a comparable award for the purchase of shares of the capital stock of the Successor Corporation. Whether or not any unexercised Option is assumed or replaced shall be determined by the Company and the Successor Corporation in connection with the Corporate Transaction. The Board of Directors shall make the determination of what constitutes a comparable award to the unexercised Option, and its determination shall be conclusive and binding. The unexercised Option shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the Successor Corporation.

(ii)  All outstanding Options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale, or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

(c)  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

(d)  In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

(e)  The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

4.6  Election under Section 83(b) of the Code. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

5.1  Type of Option. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

5.2  Option Exercise Price. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

5.3  Duration of Options and SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

5.4  Amount Exercisable -- Incentive Options. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

5.5  Exercise of Options. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

(a)  cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;

(b)  stock at its Fair Market Value on the date of exercise (if approved in advance in writing by the Committee);

(c)  an election to make a cashless exercise through a registered broker-dealer (if approved in advance in writing by the Committee);

(d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance in writing by the Committee); and/or

(e)  any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person’s name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provides the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

5.6  Stock Appreciation Rights. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of a SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person from, participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

5.7  Stock Appreciation Rights in Tandem with Options. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option (a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

5.8  Conditions of Stock Appreciation Rights. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company, or payment of any applicable employment or withholding taxes.

5.9  Payment of Stock Appreciation Rights. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

5.10  Exercise on Termination of Employment. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR’s granted to Employees shall terminate three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without Cause (defined below), other than death, retirement under the then established rules of the Company, or severance for disability. The Committee shall determine whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee at that time. Notwithstanding anything contained herein, no Option or SAR may be exercised after termination of employment for any reason (whether by death, disability, retirement or otherwise) if it has not vested as at the date of termination of employment. Cause shall mean any of the following: (A) conviction of a crime (including conviction on a nolo contendere plea) involving a felony or dishonesty, or moral turpitude; (B) deliberate and continual refusal to perform employment duties reasonably requested by the Company or an affiliate after thirty (30) days’ written notice by certified mail of such failure to perform, specifying that the failure constitutes cause (other than as a result of vacation, sickness, illness or injury); (C) fraud or embezzlement as determined by an independent certified public accountant firm; or (D) gross misconduct or gross negligence in connection with the business of the Company or an affiliate which has substantial effect on the Company or the affiliate.

                 5.11  Death. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or six months following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators, or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option’s or SAR’s expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR’s agreement.

5.12  Retirement. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Option or SAR, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Option or SAR may be exercised until the earlier of the Option’s or SAR’s expiration date or three months following the date of his retirement, unless it is expressly provided otherwise in the Option or SAR agreement.

5.13  Disability. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option’s or SAR’s expiration date or six months after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement.

5.14  Substitution Options. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

5.15  Reload Options. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a “Reload Option”) in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the provisions of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

5.16  No Rights as Stockholder. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.

ARTICLE VI - AWARDS

6.1  Restricted Stock Awards. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

6.2  Restrictions. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

(a)  a prohibition against the sale, transfer, alienation, pledge, or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability, or retirement of the holder of such shares, or otherwise);

(b)  a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person’s employment during any period in which the shares remain subject to restrictions;

(c)  a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder’s dissemination of any secret or confidential information belonging to the Company or an Affiliate;

(d)  unless stated otherwise in the Restricted Stock Agreement, (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

6.3  Stock Certificate. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

“The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Bering Exploration, Inc. 2013 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.”

6.4  Rights as Stockholder. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

6.5  Lapse of Restrictions. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person’s legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

6.6 Restriction Period. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

ARTICLE VII - PERFORMANCE STOCK AWARDS

7.1  Award of Performance Stock. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance-based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

7.2  Performance Goals. Performance goals determined by the Committee may be based on specified increases in cash flow; net profits; Stock price; Company, segment, or Affiliate sales; market share; earnings per share; return on assets; and/or return on stockholders’ equity or any other criteria deemed appropriate by the Committee.

7.3  Eligibility. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

7.4  Certificate of Performance. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.

ARTICLE VIII - ADMINISTRATION

The Committee shall administer the Plan. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options, which are designated to be Incentive Options, to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

(a)  determine the Eligible Persons to whom and the time or times at which Options or Awards will be made;

(b)  determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan;

(c)  determine the terms, provisions, and conditions of each Option and Award, which need not be identical;

(d)  accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest;

(e)  define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee;

(f)  prescribe, amend and rescind rules and regulations relating to administration of the Plan; and

(g)  make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

 ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company’s stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company’s stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

ARTICLE X - MISCELLANEOUS

10.1  No Establishment of a Trust Fund. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

10.2  No Employment Obligation. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

10.3  Forfeiture. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial, or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person’s ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

The decision of the Committee as to the cause of an Employee’s discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person’s competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

10.4  Tax Withholding. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

10.5  Written Agreement. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

10.6  Indemnification of the Committee and the Board of Directors. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney’s fees, the amount of judgments, and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

10.7  Gender. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

10.8  Headings. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

10.9  Other Compensation Plans. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

                   10.10  Other Options or Awards. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

                   10.11  Governing Law. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.